Company Presentation

May 2007

Disclaimer

Except for historical information contained herein, the statements in this presentation regarding the Company's business, strategy, portfolio management and results of operations are forward-looking statements that are dependent upon certain risks and uncertainties, including those related to, the availability of desirable loan and investment opportunities, the amount of available capital, the ability to obtain and maintain targeted levels of leverage, the level and volatility of interest rates and credit spreads and conditions in the property and financial markets.  Those and other risks and uncertainties are described in the Company's filings with the Securities and Exchange Commission, including the
Company's Annual Report on Form 10-K (Item 1 - Business).  We disclaim any duty or obligation to update the information contained herein. The information contained herein is for your convenience and general information only and nothing herein constitutes investment advice or an offer to sell or a solicitation of an offer to buy any security.

I.            Overview

II.   Investment Strategy

III.   Financial Information

TABLE OF CONTENTS

Overview

Capital Trust

Largest dedicated commercial real estate subordinate debt investor in the US

Founded by Sam Zell and John Klopp in 1997

Originated over $8.9 billion of investments since inception

Unparalleled track record

Less than 1.0% loss experience on the entire portfolio

Fully integrated internal management structure

Senior management averaging 20 years of experience

Expandable platform

OVERVIEW

OVERVIEW

CT Investment Management
Co., LLC (TRS)

100%

CT Mezzanine
Partners III, Inc.

Unique Business Model

Balance Sheet

Net Interest Margin

Investment Management

Fee Income

+

Capital Trust, Inc.

(NYSE: “CT”)

(Management Contracts)

Investment Manager

CDO Collateral Manager

Special Servicer

CT Large Loan

2006, Inc.

CT High Grade

MezzanineSM

CTX Fund I,

L.P.

Recent Highlights

Balance Sheet

Q1 ‘07 originations of $477 million / TTM originations of $2.2 billion

Investment Management

Closed CTX Fund I, L.P. with $50 million of equity commitments to invest in subordinate securities in CDOs (cash, synthetic or hybrid) managed and structured by CT

Formed CT High Grade MezzanineSM, a $250 million separate account to invest in senior mezzanine loans and B Notes

Capital Raising

Closed second Trust Preferred Securities offering (3/07): $75 million at 7.03%

Closed Senior Unsecured Revolving Credit facility (3/07): $50 million at L + 1.50%

Closed 2 million share “bought deal” (11/06): $87 million net proceeds

Dividend Activity

Paid Q1 ‘07 dividend of $0.80 per share (+33% YoY)

OVERVIEW

56.00
54.00
52.00
50.00
48.00
46.00
44.00
42.00
40.00
38.00
36.00
34.00
32.00
30.00
28.00
5/7
6/7
7/7
8/7
9/7
10/7
11/7
12/7
1/7
2/7
3/7
4/7
5/7
800
600
400
200
-
(000s)

CAPITALTRUST

NYSE: CT

Share Price (Close)

Current (5/7/07)                                  $45.76

High (2/7/07)                                        $55.27

Low (6/13/06)                                      $31.10

Valuation Metrics

                                                 CT         Peers(1)

Price/Book                    1.9x         1.5x

P/E TTM                     13.5x       12.8x

Div. Yield                     7.0%        8.8%

Daily Volume

Average (2/7/07-5/7/07)              133,851

Trailing 12-Month Performance

Note:

(1) Peer group includes iStar Financial Inc., Anthracite Capital Inc., Newcastle Investment Corp., Arbor Realty Trust, Gramercy Capital Corp.,
      RAIT Investment Trust, NorthStar Realty Finance Corp., and JER Investors Trust Inc.

(2) Last quarter dividend annualized.

OVERVIEW

4Q’ 06 Div.

3Q’ 06 Div.

2Q’ 06 Div.

1Q’ 07 Div.

(2)

OVERVIEW

Growth Strategy

Continue to grow balance sheet assets

Continue to grow investment management business through the sponsorship of additional vehicles

Create the most efficient capital structure through the use of CDOs and other structured products

Expand our franchise

Incubate and/or acquire complementary balance sheet and investment management businesses

Lending/Investing

Asset Management

Administration

Finance/Accounting

Capital Markets

CEO, John Klopp

Board of Directors

Sam Zell

Thomas Dobrowski

Martin Edelman

Craig Hatkoff

Edward Hyman

John Klopp

Henry Nassau

Joshua Polan

Lynne Sagalyn

OVERVIEW

42 Professionals

CFO, Geoffrey Jervis

COO, Stephen Plavin

Seasoned Management Team

CCO, Thomas Ruffing

Investment Strategy

1996
U.S. Commercial Real Estate Debt Market:
$1.1 Trillion

Other
9%
Banks
40%
Savings & Loans
11%
Agency & Govt
Pools
13%
Life Ins. Cos.
19%
CMBS ($97B)
9%

2006
U.S. Commercial Real Estate Debt Market:
$3.0 Trillion

Other
6%
Banks
44%
Savings & Loans
7%
Agency & Govt
Pools
12%
Life Ins. Cos.
10%
CMBS($630B)
21%

CAPITAL TRUST

Note:

(1) Source: Federal Reserve Data.

INVESTMENT STRATEGY

A Large and Dynamic Market

CMBS has taken a larger share of a growing market

Market Growth 3x

CMBS Growth 7x

•

Historical US CMBS Issuance
Cumulative Issuance ($ billions)
Annual Issuance ($ billions)
1,000
800
600
400
200
0
200
180
160
140
120
100
80
60
40
20
0
1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006
Fixed Rate
Floating Rate
Cumulative US CMBS

➢

CAPITALTRUST

INVESTMENT STRATEGY

Growth of Securitization

$81 billion of issuance to date in 2007

Note:

(1) Source: JPMorgan, Commercial Mortgage Alert.

Equity

1st Mortgage

Traditional

Early Stage

A Note

Equity

Mezzanine

Current

Equity

IG CMBS

Equity

Multiple Tranches of

Subordinate CMBS, B Notes,

Mezzanine Loans and

Preferred Equity

Evolving Capital Structure

INVESTMENT STRATEGY

Equity

Senior B Note

Junior B Note

Junior Mezzanine

Senior Mezzanine

L + 100 to 150 bps

L + 150 to 225 bps

L + 225 to 300 bps

L + 300 to 1000+ bps

INVESTMENT STRATEGY

Relative Value

AAA to A

CMBS

BBB

B

BB

NR

AAA to A

CMBS

BBB

Equity

Gross

Unleveraged Returns

Gross

Unleveraged Returns

L + 15 to 50 bps

L +  60 to 100 bps

S + 240 to 500 bps

S + 575 to 850 bps

S + 1300 to 1600+ bps

S +  30 to 68 bps

S + 110 to 225 bps

Floating Rate

$39 Billion 2006

Fixed Rate

$167 Billion 2006

Investment Grade

CDO Notes

CDO Equity

Below IG CDO
Notes

INVESTMENT STRATEGY

Collateralized Debt Obligation Model

Mezzanine Loans

B Notes

Subordinate CMBS

Sold to 3rd Parties

Retained by
Capital Trust

CDO I

$324 million / Reinvesting

CDO II

$338 million / Reinvesting

CDO III

$341 million / Static

CDO IV

$489 million / Static

CDO I

$253 million: L + 0.62% / 1.06%

CDO II

$299 million: L + 0.49% / 0.71%

CDO III

$270 million:  5.22% / 5.34%

CDO IV

$429 million:  5.52% / 5.62%

INVESTMENT STRATEGY

Competitive Advantages

Investment Origination

Broad Network/Established Relationships

Structural Creativity and Flexibility

Quick Turnaround/Certainty of Closing

Transaction Execution

Credit Underwriting Expertise

Financial Structuring Experience

Proven Process

Capital Access and Structuring Expertise

Equity Sources

Debt Sources

Unparalleled Track Record

Senior Debt Provided by

Morgan Stanley

Town & Country

Portfolio

Nationwide

$1 Billion

Senior Debt Provided by

Calyon

40 Central Park South

New York, NY

$70 Million

Senior Debt Led by

Merrill Lynch

Trizec Office

Portfolio

Nationwide

$6 Billion

Senior Debt Provided by

IXIS Real Estate
Capital

Wyvernwood

Apartments

Los Angeles, CA

$76 Million

Senior Debt Provided by

Wells Fargo

Woodfin & Chase

Hotel Portfolio

Nationwide

$110 Million

Senior Debt Provided by

Wachovia

Broadreach Office

Portfolio

California

$176 Million

Senior Debt Provided by

Goldman Sachs,

Bear Stearns and

Bank of America

EOP Acquisition

Nationwide

$29 Billion

Senior Debt Provided by

Lehman Brothers

The London

New York, NY

$185 Million

Senior Debt Provided by

JPMorgan Chase

and Bank of America

FelCor Portfolio

Nationwide

$250 Million

Senior Debt Provided by

Credit Suisse

Solana

Westlake, TX

$275 Million

Senior Debt Provided by

Eurohypo

Woodlands

Marriott

Woodlands, TX

$50 Million

Senior Debt Provided by

Bear Stearns

Embassy Suites

Philadelphia, PA

$61 Million

Senior Debt Provided by

Goldman Sachs and

Greenwich Capital

Mervyn’s Portfolio

Nationwide

$950 Million

Senior Debt Provided by

JPMorgan Chase

Resorts International

Portfolio

Nationwide

$960 Million

INVESTMENT STRATEGY

Senior Debt Led by

Capmark

Station Plaza

Hicksville, NY

$55 Million

Origination

Originators

Asset Mgmt.

Approval

Underwriting

Due Diligence

Senior Lenders

Borrowers

Brokers

Deal Team

Business

Credit Team

Finance/Capital

Markets Team

Legal

Structure

Investment

Committee

Board

of Directors

Credit

Providers

Partners

Asset Mgmt. Team

Credit Team

Finance/Capital

Markets Team

Legal

Deal Team

INVESTMENT STRATEGY

Investment Process

Partners

Agencies

Trustees

INVESTMENT STRATEGY

Risk Management Principles

Create diversified portfolios

Asset category, property type and geographic market

Prudently employ leverage

Enhance returns

Increase the size and diversity of the portfolios

Manage a matched book

Control asset/liability mix (index & duration)

Use derivative instruments to hedge interest rate exposure

Maintain the liquidity necessary to hold and protect investments

Financial Information

CT High Grade

MezzanineSM

3/31/07

Assets                          $65

Liabilities                      ---

Equity                          $65

(0.0% owned)

(4.7% owned)

Capital Trust, Inc.

3/31/07

Assets                 $2,940

Liabilities        $2,514

Equity                 $426

CT Investment

Management

Co., LLC (TRS)

(100% owned)

(Management Contracts)

III - 1

Net Interest Margin

Base and Incentive

Management Fees

FINANCIAL INFORMATION

($ millions)

(0.0% owned)

CT Large Loan

2006, Inc.

3/31/07

Assets                        $151

Liabilities                   $73

Equity                         $79

CT Mezzanine

Partners III, Inc.

3/31/07

Assets                        $194

Liabilities                 $145

Equity                          $49

Notes:

(1)   Asset level pari passu participations with Capital Trust, Inc.

(2)   CTX Fund I, L.P. formed in April 2007 with $50 million of equity committed from a single third party institution.

(1)

CTX Fund I,

L.P.

3/31/07

Assets                          $---

Liabilities                      ---

Equity                          $50

(0.01% owned)

(2)

FINANCIAL INFORMATION

Assets ($000s)

Assets

        Cash

        Loans

        CMBS

        Equity Investments

        Total Return Swaps

        Interest Rate Hedges (Swaps)

        Other

Total Assets

Liabilities

        Secured Debt

        CDO Debt

        Credit Facility

        Junior Sub. Debentures

        Participations Sold

        Other

Total Liabilities

Common Equity

3/31/07

$23,100

2,015,048

         839,501

9,855

-

1,982

        50,503

$2,939,989

        $881,104

1,206,458

25,000

128,875

239,312

      33,082

$2,513,831

$426,158

CMBS

Issues/Bonds:                     58/79

Face Value:                  $879,326

Variable/Fixed:        14% / 86%

GAAP Yield:                    7.16%

WAL:                            7.4 years

“Average” Rating:              BB+

Equity Investments      $Value

Bracor                                $6,540

Fund III                               2,895

Capitalized Costs                  420

Total                                  $9,855

Loans

# of Loans:                               86

Face:                          $2,015,370

Variable/Fixed:        89% / 11%

GAAP Yield:                    8.79%

WAL:                            4.4 years

WALTV:                              69%

NOI Yield:                      10.36%

Notes:

(1)

Excludes one $2,638 NPL.

(2)

GAAP Yield multiplied by book balance equates to GAAP income for the asset.

(3)

Appraised value.

(1)

(2)

(2)

(1)

Interest Rate Hedges (Swaps)

$549 million notional

Pay 4.97% and receive LIBOR

(3)

III - 2

Asset Type
Office 32%
Multi-Family 15%
Hotel 26%
Retail 17%
Industrial 2%
Other 8%
Office
Multi-Family
Hotel
Retail
Industrial
Other

Investment Type
Other 3%
Mezz 24%
1st Mtge 14%
B-Note 27%
CMBS 32%
Mezz
B-Note
CMBS
1st Mtge
Other

Location
NW 14%
SW 19%
SE 15%
MW 6%
NE 22%
Various 24%
NE
SE
NW
SW
MW
Various

CAPITAL TRUST

III - 3

FINANCIAL INFORMATION

Portfolio Breakdown

Notes:

(1)

Capital Trust portfolio as of 3/31/07.

Assets

        Cash

        Loans

        CMBS

        Equity Investments

        Total Return Swaps

        Interest Rate Hedges (Swaps)

        Other

Total Assets

Liabilities

        Secured Debt

        CDO Debt

        Credit Facility

        Junior Sub. Debentures

        Participations Sold

        Other

Total Liabilities

Common Equity

3/31/07

$23,100

2,015,048

         839,501

9,855

-

1,982

        50,503

$2,939,989

        $881,104

1,206,458

25,000

128,875

239,312

      33,082

$2,513,831

$426,158

Liabilities and Equity ($000s)

FINANCIAL INFORMATION

Notes:

(1)

Includes in-the-money options as of 3/31/07.

III - 4

Secured Debt

$1.6 billion of committed credit facilities

Multiple providers (Morgan Stanley, Goldman Sachs, Bear Stearns,
Liquid Funding, JPMorgan, Bank of America, Lehman Brothers)

Coupon: LIBOR + 45 bps to LIBOR + 250 bps

GAAP Cost of Funds: 6.51%

Collateralized Debt Obligations

Investment grade CDO Notes sold

Non-recourse, non-mark-to-market, term and index-matched

CDO I & II: weighted average coupon of L + 0.55%, all-in cost L +
0.87%

CDO III & IV: cash cost 5.53%, all-in cost 5.62%

GAAP Cost of Funds:  5.88%

Common Equity

17.7 million shares outstanding(1)

Book value per share: $24.03

16% owned by officers & directors

Trust Preferred Securities

$129 million of trust preferred securities sold

CT Preferred Trust I: 30 yr. term redeemable at par on or after April
2011 - all-in cost fixed at 7.45% to April 2016, L+2.65% thereafter

CT Preferred Trust II: 30 yr. term redeemable at par on or after April
2012 - all-in cost fixed at 7.14% to April 2017, L+2.25% thereafter

GAAP Cost of Funds:  7.30%

Senior Unsecured Credit Facility

$50 million revolving credit facility with WestLB

Cash cost: L+1.50%, all-in cost L+1.70%

CT Investment

Management

Co., LLC (TRS)

III - 5

FINANCIAL INFORMATION

Investment Management

($ millions)

$2.0 billion of equity raised in six vehicles to date

Notes:

(1)   Asset level pari passu participations with Capital Trust, Inc.

(2)   CTX Fund I, L.P. formed in April 2007 with $50 million of equity committed from a single third party institution.

CT Mezzanine

Partners III, Inc.

3/31/07

Assets                      $194

Liabilities              $145

Equity                       $49

Investment period expired

$1.2 billion of investments

1.4% mgmt. fee per annum

20% of profits after 10% pref.
return and 100% return of
capital (62.5%/37.5%, CT/Citi)

(CT: 4.7%)

CT Large Loan

2006, Inc.

3/31/07

Assets                        $151

Liabilities                  $73

Equity                       $79

Currently investing

$325 million of equity
commitments

0.75% mgmt. fee per
annum on total assets at
1:1 leverage

(CT: 0.0%)

(1)

CT High Grade

MezzanineSM

3/31/07

Assets                           $65

Liabilities                    ---

   Equity                       $65

(CT: 0.0%)

Currently investing

$250 million of equity
commitments

0.25% mgmt. fee per
annum on total assets

(Management Contracts)

(CT: 0.01%)

Currently investing

$50 million of equity
commitments

CDO collateral
management and
incentive fees

CTX Fund I,

L.P.

3/31/07

Assets                            $---

Liabilities                      ---

Equity                          $50

(2)

Portfolio Net Interest Margin

        Interest Income

        Interest Expense

        Net Interest Margin

Other Revenue

        Management & Advisory Fees

        Incentive Management Fees

        Other

        Subtotal

Other Expenses

        G&A

        D&A

        Subtotal

        Income Taxes

Net Income

Net Income per share (diluted)

Dividends per share

3/31/07

$57,449

36,100

21,349

          749

962

378

2,089

        6,812

1,328

8,140

        254

$14,849

$0.84

$0.80

Income Statement ($000s)

FINANCIAL INFORMATION

III - 6

3 Months Ended

(

)

3/31/06

$31,633

17,629

14,364

          608

128

231

967

        5,126

276

5,402

        701

$10,949

$0.71

$0.60

3 Months Ended

(

)

(

)

(

)

FINANCIAL INFORMATION

III - 7

Conclusion

Dominant franchise in an attractive/growing market niche

Organic growth through:

Balance sheet investments – net interest margin

Assets under management – base and incentive management fees

Stable capital structure through the use of CDOs and other structured products

Expandable platform:

Other real estate strategies

Specialty finance/structured products